The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities Area

Since Inception in 1984

84	$1.6B	$5.0M	$2.5B	11,876

Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (53% affordable)

22.3M	28,164	$2.2B	$222.0M	$5.5B

Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

ONE SOUTHSIDE

Building America allocated $5.0 million in new markets tax credits for the $28.0 million new construction of a Federally Qualified Health Center in Minneapolis, creating an estimated 213,470 hours of union construction work.

PROJECT PROFILE:

THE AMERICAN COOPERATIVE ON LAKE PHALEN

The HIT provided $21.0 million in funding for the $34.3 million new construction of the 56-unit American Cooperative on Lake Phalen in Maplewood, creating an estimated 254,300 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Helping Build The Twin Cities—The Union Way	DECEMBER 2024

Ladder 260—Minneapolis	The Col—Columbia Heights	Estoria Cooperative of Lakeville—Lakeville

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell

Business Manager, Minneapolis Building and Construction Trades Council
President, Minnesota Building and Construction Trades Council

HIGHLIGHTS OF THE TWIN CITIES AREA INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
The Col Apartments (42nd & Central)	Columbia Heights	$10,631,900	$21,899,161	140,880
Estoria Cooperative of Lakeville	Lakeville	$19,152,300	$41,138,350	339,980
The American Cooperative on Lake Phalen	Maplewood	$20,956,900	$34,267,507	254,300
Labor Retreat Apartments	Minneapolis	$10,750,000	$19,366,543	47,750
Ladder 260	Minneapolis	$18,219,487	$34,281,708	203,510
The Midwell (Greenway Apartments)	Minneapolis	$12,327,300	$26,847,568	176,070
One Southside	Minneapolis	$5,000,000	$27,978,588	213,470
Park Plaza/North Creek (Olson Court)	Minneapolis	$48,950,000	$ 74,715,357	419,940
Rise on 7	St. Louis Park	$35,103,700	$40,355,688	264,020
Landmark Tower	St. Paul	$18,660,000	$97,079,980	616,680

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com